(HECLA MINING COMPANY)

                                                                       EXHIBIT A

                     SECOND QUARTER REPORT TO SHAREHOLDERS
                      For the Quarter Ending June 30, 1994
                           For Release: July 28, 1994

              HECLA REPORTS SECOND QUARTER AND FIRST-HALF RESULTS

             COEUR D'ALENE, Idaho -- Hecla Mining Company (HL & HL-B:NYSE) reported net income today of $0.7 million for the second quarter of 1994 prior to payment of preferred dividends. After a $2 million dividend to preferred shareholders, the company recorded a net loss for the quarter of $1.3 million, or 3 cents per common share. This compares with a loss of $2.8 million, or 7 cents per common share, for the same period in 1993.

             For the first half of 1994, Hecla lost $9.0 million, or 22 cents a share, on revenue of $67.7 million after a $4 million dividend to preferred shareholders. This compares with a loss of $8.3 million, or 23 cents a share, on revenue of $50.4 million for the first half of 1993. Preferred shares had not yet been issued, so no preferred dividend was paid during the first half of 1993.

             On June 14, 1994, Hecla redeemed all of its outstanding zero-coupon subordinated Liquid Yield Option Notes (LYONs) due 2004 for $50.2 million. The LYONs redemption followed completion of Hecla's common stock offering of 7.4 million shares which yielded net proceeds of approximately $64 million.

             Also during the second quarter, a judgment was entered against Hecla by an Idaho State District Court following a jury's verdict finding Hecla liable for $10 million in compensatory damages and an additional $10 million in punitive damages in a lawsuit filed by the Star Phoenix Mining Company. Star Phoenix, a former lessee of the Star-Morning mine, sued Hecla over a dispute relating to Hecla's 1990 termination of Star Phoenix's lease of the mine.
Hecla strongly believes that it had the legal right to terminate the lease and that the evidence presented in the trial does not support the jury's verdict. Hecla intends to vigorously appeal the trial court judgment.

             In June, the La Choya gold mine in Mexico produced approximately 6,000 ounces of gold, achieving its rated production capacity. The cash cost per ounce of gold in June was $189 and the full cost was $285, meeting projected cost estimates. "The business climate in Mexico is very positive, and a national television network there recently featured our mine as an exemplary model of industry working in harmony with the environment," said Arthur Brown, chairman, president and chief executive officer. "We look forward to a long and prosperous relationship with Mexico."

             Construction of Hecla's new Grouse Creek gold mine in central Idaho is approximately 70 percent complete, and the underground mine has been in production since April. High-grade ore is being stockpiled for the mill, which is scheduled to begin operation during the fourth quarter of 1994.

             The company's Lucky Friday silver mine produced more than 484,000 ounces of silver during the second quarter, although costs were higher than the comparable period in 1993. Anticipated maintenance on the underground ore transfer stations contributed to the higher costs, but this work should be completed during August.

             Our industrial minerals operations achieved outstanding first-half results, generating $4.6 million in gross profit on record sales of more than $35 million.

             Hecla is a 103-year-old mining company with operations principally in the United States and Mexico. The company is a well-known silver producer with a growing gold profile, and a major supplier of ball clay, kaolin and feldspar. The common and preferred shares of Hecla are traded on the New York Stock Exchange under the symbols HL and HL-B, respectively.

                                      -HL-

                                RESULTS IN BRIEF

(dollars in thousands, except                           Second Quarter                       Six Months Ended
 per-share amounts)                          -----------------------------------       -----------------------------------
                                             June 30, 1994       June 30, 1993(1)      June 30, 1994      June 30, 1993(1)
                                             -------------       ----------------      -------------      ----------------
Total revenue                                   $   40,055            $   26,490         $   67,708            $   50,420
Net income (loss)                                      702                (2,813)            (4,949)               (8,271)
Loss applicable to common
  shareholders                                      (1,311)               (2,813)            (8,974)               (8,271)
Loss per common share                                (0.03)                (0.07)             (0.22)                (0.22)
Sale of products
  Gold operations                                   13,176                 8,814             21,035                16,193
  Silver operations                                  3,560                 4,843              6,145                 8,934
  Industrial minerals                               20,048                11,755             35,212                23,581
  Specialty metals                                   1,264                   610              1,996                 1,093
    Total sales                                     38,048                26,022             64,388                49,801
Gross profit (loss)
  Gold operations                                    1,341                 1,337              1,206                 1,654
  Silver operations                                 (1,031)               (2,544)            (2,838)               (5,336)
  Industrial minerals                                3,543                 1,726              4,644                 2,956
  Specialty metals                                     168                   (53)                59                  (154)
    Total gross profit (loss)                        4,021                   466              3,071                  (880)

                              AVERAGE METAL PRICES

                                                         Second Quarter                        Six Months Ended
                                             -----------------------------------        ----------------------------------
                                             June 30, 1994         June 30, 1993        June 30, 1994        June 30, 1993
                                             -------------         -------------        -------------        -------------
Gold (per ounce)                                $   381.44           $    360.41          $    382.87          $    344.94
Silver (per ounce)                                    5.38                  4.26                 5.33                 3.96
Lead (per pound)                                      0.22                  0.18                 0.22                 0.19
Zinc (per pound)                                      0.43                  0.44                 0.43                 0.46

       (1) Financial information and production data previously reported have been restated to reflect the acquisition of Equinox Resources Ltd. accounted for as a pooling of interests.

                                     (more)

                              HECLA MINING COMPANY            EXHIBIT A (CONT'D)
                         SELECTED FINANCIAL INFORMATION
                    (in thousands, except per-share amounts)


                                                           Second Quarter                         Six Months Ended
                                                ------------------------------------------------------------------------------
Income Statement Data:                          June 30, 1994       June 30, 1993(1)       June 30, 1994      June 30, 1993(1)
                                                -------------       ----------------       -------------      ----------------
  Sales of products                               $    38,048            $    26,022        $    64,388          $     49,801
  Gross profit (loss)                                   4,021                    466              3,071                  (880)
  General & administrative                              1,780                  1,781              6,339                 3,535
  Exploration & research                                1,990                    680              4,099                 1,854
  Depreciation & amortization                             180                    179                362                   305
  Provision for closed operations &
    environmental matters                                 384                    261                624                   448
    Loss from operations                                 (313)                (2,435)            (8,353)               (7,022)
Other income (expense):
  Interest and other income                             2,007                    468              3,320                   619
  Gain (loss) on sale of investments                     (238)                  (120)             1,090                  (189)
  Miscellaneous income (expense)                          - -                     31                - -                    26
  Interest expense:
    Total interest cost                                  (898)                (1,377)            (2,047)               (2,920)
    Less amount capitalized                               786                    706              1,751                 1,371
  Income (loss) before income taxes
    & extraordinary loss                                1,344                 (2,727)            (4,239)               (8,115)
  Income tax (provision) benefit                          181                    (86)               113                  (156)
  Extraordinary loss on early retirement of debt          823                    - -                823                   - -
  Net income (loss)                                       702                 (2,813)            (4,949)               (8,271)
  Dividends on preferred stock                         (2,013)                   - -             (4,025)                  - -
  Loss applicable to common shareholders               (1,311)                (2,813)            (8,974)               (8,271)
  Loss per common share                                 (0.03)                 (0.07)             (0.22)                (0.22)
  Weighted average number of common
    shares outstanding                                 44,294                 38,542             41,487                36,916
  Common shares outstanding at end of period           48,074                 38,649             48,074                38,649

- - -------------------------------------------------------
Cash Flow Data:

  Cash flow from (to) operations                                                                 (7,846)                  877
  Cash, cash equivalents and short-term
    investments                                                                                  54,600               108,534

                                                                                           -------------      ---------------
                                                                                           June 30, 1994      Dec. 31, 1993(1)
- - -------------------------------------------------------                                    -------------      ---------------
Selected Balance Sheet Data:

  Total current assets                                                                      $    99,704           $   103,531
  Properties, plants and equipment, net                                                         243,798               229,055
  Total assets                                                                                  353,961               346,153
  Working capital                                                                                76,107                81,223
  Total current liabilities                                                                      23,597                22,308
  Long-term debt                                                                                  1,633                50,009
  Total shareholders' equity                                                                    300,759               244,672

                                PRODUCTION DATA

                                                        Second Quarter                         Six Months Ended
                                             ------------------------------------------------------------------------------
                                             June 30, 1994       June 30, 1993(1)       June 30, 1994      June 30, 1993(1)
                                             -------------       ----------------       -------------      ----------------
REPUBLIC UNIT
  Gold (oz.)                                        9,059                  13,262             18,411                24,621
  Silver (oz.)                                     70,752                  72,709            135,633               131,082
  Cash cost per oz. of gold                     $  251.90            $     191.70       $     258.37          $     207.11
  Full cost per oz. of gold                     $  319.27            $     242.20       $     324.27          $     261.38
AMERICAN GIRL UNIT
  Gold (oz.)                                        7,509                   8,838             14,852                18,207
  Silver (oz.)                                      4,161                   4,867              7,955                 9,215
  Cash cost per oz. of gold                     $  337.20            $     302.77       $     328.03          $     277.22
  Full cost per oz. of gold                     $  357.85            $     393.11       $     352.41          $     364.15
LUCKY FRIDAY UNIT
  Silver (oz.)                                    484,029                 528,268            943,216             1,191,827
  Gold (oz.)                                          243                     224                477                   478
  Lead (tons)                                       4,755                   5,424              9,722                11,569
  Zinc (tons)                                       1,068                   1,270              1,845                 2,717
  Cash cost per oz. of silver                  $     6.19           $        5.18       $       6.15         $        4.69
  Full cost per oz. of silver                  $     7.44           $        6.45       $       7.40         $        5.87

GREENS CREEK UNIT
  Silver (oz.)                                        - -                 121,247                - -               551,107
  Gold (oz.)                                          - -                     327                - -                 2,826
  Lead (tons)                                         - -                     106                - -                 1,298
  Zinc (tons)                                         - -                     282                - -                 3,453
  Cash cost per oz. of silver                         - -           $        6.35                - -          $       5.11
  Full cost per oz. of silver                         - -           $       10.07                - -          $       7.16
OTHER UNITS (CACTUS AND LA CHOYA)
  Gold (oz.)                                       13,648                   2,593             16,532                 4,014
  Silver (oz.)                                      7,628                   7,419             12,321                14,112
TOTAL PRODUCTION AND AVERAGE COSTS
  Silver (oz.)                                    566,570                 734,510          1,099,125             1,897,343
  Gold (oz.)                                       30,459                  25,244             50,272                50,146
  Lead (tons)                                       4,755                   5,530              9,722                12,867
  Zinc (tons)                                       1,068                   1,552              1,845                 6,170
  Average cash cost per oz. of gold             $  277.96            $     231.71       $     314.59          $     236.16
  Average full cost per oz. of gold             $  341.43            $     297.92       $     372.26          $     303.82
  Average cash cost per oz. of silver           $    6.19            $       5.40       $       6.15          $       4.82
  Average full cost per oz. of silver           $    7.44            $       7.13       $       7.40          $       6.28

Contact Bill Booth, Vice President - Investor and Public Affairs (208) 769-4100